Exhibit 10.12

WAIVER OF CERTAIN REQUIREMENTS UNDER SECTIONS 2.2.3 and 3.2 OF THE MANAGEMENT AGREEMENT

THIS WAIVER OF CERTAIN REQUIREMENTS UNDER SECTIONS 2.2.3 and 3.2 OF THE MANAGEMENT AGREEMENT (this “Waiver”) is made and effective as of June 30, 2015, by and among New York Mortgage Trust, Inc., a Maryland corporation (the “Company”), RB Commercial Mortgage LLC, a Delaware limited liability company (“RB”), RiverBanc LLC, a North Carolina limited liability company (the “Manager”) and RiverBanc Multifamily Investors, Inc., a Maryland corporation (“RMI”). Capitalized terms not defined herein have the meanings specified in that certain Amended and Restated Management Agreement, dated as of March 13, 2013 (the “NYMT Management Agreement”), by and between the Company, RB and the Manager.

WHEREAS, Section 2.2.3 of the NYMT Management Agreement prohibits the Manager from consummating any transaction which would involve the sale by the Company of an asset to the Manager or any Affiliate thereof (such prohibition is hereinafter referred to as the “Sale Prohibition”);

WHEREAS, RMI is planning a proposed initial public offering (“IPO”) and in connection with RMI’s IPO and pursuant to a contribution agreement, the Company will sell certain assets to RMI, which may be deemed an Affiliate of the Manager;

WHEREAS, the Manager and RMI hereby request that the Company waive the Sale Prohibition set forth in Section 2.2.3 of the NYMT Management Agreement solely with respect to the Company’s entry into certain that contribution agreement with RMI in connection with RMI’s IPO providing for the sale of certain assets to RMI;

WHEREAS, Section 3.2 of the NYMT Management Agreement prohibits the Manager from advising Third Parties that are organized to qualify as a REIT, other than the Company and its Affiliates, with respect to any investment opportunity that falls within the Guidelines as set out in Exhibit A to the NYMT Management Agreement (such prohibition is hereinafter referred to as the “REIT Prohibition”);

WHEREAS, upon completion of RMI’s IPO, RMI intends to elect and qualify to be taxed as a REIT;

WHEREAS, upon completion of RMI’s IPO, the Manager will enter into a management agreement with RMI (the “RMI Management Agreement”) whereby the Manager will advise RMI with respect to investment opportunities that may fall within the Guidelines as set out in Exhibit A to the NYMT Management Agreement;

WHEREAS, the Manager and RMI hereby request that the Company waive the REIT Prohibition set forth in Section 3.2 of the NYMT Management Agreement solely with respect to the Manager’s advising RMI and its Affiliates pursuant to the RMI Management Agreement;

NOW THEREFORE, the Company hereby agrees to waive: (i) the Sale Prohibition as set forth in Section 2.2.3 of the NYMT Management Agreement solely as it relates to the Company’s entry into that certain contribution agreement with RMI and its Affiliates in connection with RMI’s IPO providing for the sale of certain assets to RMI; and (ii) the REIT Prohibition as set forth in Section 3.2 of the NYMT Management Agreement solely as it relates to the Manager’s entry into the RMI Management Agreement with RMI and its Affiliates, as the same may be amended and/or restated from time to time in the future, and the Manager advising RMI and its Affiliate pursuant thereto.

Nothing contained herein shall be construed as an amendment or waiver of any other rights or provisions the Company and RB may be entitled to or hold pursuant to the NYMT Management Agreement.

This Waiver may be signed in any number of separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one agreement.

This Waiver is contingent upon the completion of RMI’s IPO and shall be null and void in the event RMI’s IPO has not completed by December 31, 2015.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Waiver on the date first written above.

New York Mortgage Trust, Inc.

By:	/s/ Steven R. Mumma
Name: Steven R. Mumma
Title: Chief Executive Officer and President

RB Commercial Mortgage LLC

By:	/s/ Steven R. Mumma
Name: Steven R. Mumma
Title: Chief Executive Officer

RIVERBANC LLC

By:	/s/ Steven R. Mumma
Name: Kevin M. Donlon
Title: Chief Executive Officer

RIVERBANC MULTIFAMILY INVESTORS, INC.

By:	/s/ Kevin M. Donlon
Name: Kevin M. Donlon
Title: Chief Executive Officer

[Signature Page to Waiver]